Final 7-18-2018

SEARS OIL AND GAS CORPORATION

1661 Lakeview Circle

Ogden, UT 84403

July 18, 2018

Ryan Dolder

CEO

Human Brands International, Inc.

810 7th Street NE

#B-274

Washington, D.C. 20002

Re:

Letter of Intent to Purchase the Assets

Dear Mr. Dolder:

Sears Oil and Gas Corporation (“SOG”) proposes to acquire certain assets from Human Brands, International, Inc. (“HBI”) in exchange for shares of SOG common stock.  This Letter of Intent ("LOI") sets forth the general terms of such proposed acquisition of assets.  We propose that our respective Board of Directors approve this LOI and thereafter negotiate and adopt a definitive Asset Purchase Agreement (the "Agreement").   If HBI stockholder approval of the sale of the assets is required under applicable law or otherwise, the HBI Board of Directors, must recommend that the HBI stockholders approve the Agreement and the acquisition transaction (the “Transaction”) and the HBI stockholders owning a sufficient number of shares of HBI stock must approve the Agreement and the Transaction.

SOG is working with -------------------- (“----------------”), a Delaware limited liability company to provide financing for SOG for use in its operations following the completion of the Transaction.

SOG has been working with Edge Management Group (“Edge”), a consultant of HBI in preparing this LOI and discussing financing with ---------------------.

This LOI sets forth the material terms of the proposed Agreement and the Transaction

1.

The Parties.  The parties to this LOI and to the Agreement are as follows:

(a)

Seller. Human Brands International, Inc. (“HBI”), a Nevada corporation. HBI privately held Nevada corporation formed in 2013 and is the owner of the assets to be acquired by SOG in the Transaction.

(b)

Purchaser. Sears Oil and Gas Corporation (“SOG”), a Nevada corporation. SOG is a publicly reporting company whose shares are trading on a limited basis on the OTC Markets.  The Trading symbol is SRSG.   As of July 9, 2018, there were 3,181,005 shares of SOG common stock issued and outstanding.  Additional information about Sears is set forth in Section 4 below.

2.     The Transaction.  At the time of closing, and pursuant to the terms and conditions of the Agreement, HBI shall sell, assign and transfer to SOG, all of the assets set forth on Exhibit A attached hereto (the “Assets”). As payment in full for the assets, SOG shall issue 6,000,000 shares of its $0.001 par value common stock to HBI (“Purchase Shares”) and make a cash payment of $50,000.

(a)

Assets.

 Subject to the terms and conditions of the Agreement, Seller shall sell, transfer and assign to Purchaser the Assets. The Assets consists of certain intellectual property and other contracts, rights and assets tangible and intangible) relating to the products known as Alebrijes Tequila and certain associated products as are more particular described on Exhibit A attached hereto.

(b)

No Encumbrances. The Assets shall be assigned and transferred to Purchaser at closing free and clear from all liens and encumbrances.

(c)

Assignment Documents.  At the time of the Closing of the Transaction, HBI shall execute such bills of sale, assignments and other documents of conveyance necessary or reasonably required in order to convey title to all of the Assets to SOG.

(d)

 Closing.  The time of Closing shall be not later than September 30, 2018 (the "Closing Date"), unless extended by mutual consent of the Parties.

(e)

Restricted Shares. The Purchase Shares to be issued as part of the purchase price for the Assets by SOG to HBI at the Closing will be “restricted shares” under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”).  Accordingly, the Purchase Shares will be issued in a non-public offering under Section 4(2) of the Securities Act and will not be registered under Section 5 of the Securities Act, nor will the Purchase Shares have registration rights.

3.     Definitive Agreement. The parties shall enter into a definitive Asset Purchase agreement containing the material provisions as set forth in this LOI. Both Parties will endeavor to close this Transaction as soon as possible. The Agreement shall specifically include, but shall not be limited, to the following:

(a)     Representations and warranties. Customary and usual representations and warranties and covenants by the parties.

i.     None of the Parties to the Agreement, nor their officers, directors, members or affiliates, promoter or control person, nor any predecessor thereof, have been subject to the following:

(A)     Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses) within the past five years;

(B)     Any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

(C)     Any finding, ruling or judgment by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

ii.     HBI shall have good title to all of the Assets free and clear of all encumbrances.

iii.     The Agreement will include representations and warranties with respect to the absence of undisclosed liabilities, liens and encumbrances of the Parties and the financial condition and results of operations of each of the Parties.

(b)     Conditions Precedent. In addition, the Agreement shall contain the following conditions precedent:

i.     SOG shall have all SEC, state and federal filings and reports current, up to date, in proper form, and be, to the best of its management's knowledge, in compliance with all state and federal regulations governing a public company.

ii.     Prior to Closing, each of the Parties will afford the officers and authorized representatives of the other Party full access to its properties, books and records of in order that each Party may have a full opportunity to make such reasonable investigation as it shall desire regarding the affairs of  the other Party and will furnish the other Party with such additional financial and operating data and other information as to the business and properties as each Party shall from time to time reasonably request. The parties will enter into a Confidentiality Agreement and hereby acknowledge that all information exchanged by the Parties which is not in the public domain shall be deemed confidential and proprietary and shall be subject to the provisions governing non-disclosure as set forth in such Confidentiality Agreement. No investigation by either party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other party under the Agreement.

iii.     HBI will prepare a detailed listing and copies of all outstanding agreements  related to the Assets.

iv. SOG will provide Human Brands with its latest financial statements filed with the SEC and provide reasonable access to SOG financial information and books and records as requested.

v.     Each Party shall have obtained and delivered to the other Party all consents, waivers and approvals necessary to affect the Transaction.

vi.     There shall not be any pending or threatened litigation regarding the Assets, the Transaction or either Party or any related transactions contemplated thereby or therein.

vii.     There shall not be any material breach by the Parties of any representation or warranty contained in the Agreement, and the Parties shall be in compliance with each covenant contained in the Agreement.

viii.     Each Party shall have completed the usual, customary and reasonable due diligence of the Assets and the other Party to such Party’s satisfaction in its sole and exclusive judgment.

ix.     The Agreement shall contain additional mutually acceptable closing conditions to be determined by the Parties.

4.

Information About SOG.

(a)

SOG was incorporated on October 18, 2005. At the time SOG was organized, its principal business objective was to take advantage of the many and varied opportunities presented within the oil and gas industry. SOG intended to exploit multiple revenue streams throughout the natural resources industry, including oil, gas and mining areas. However, after various failed efforts, the principals sold controlling interest in SOG.  SOG is now an inactive company.

(b)

SOG files reports with the Securities and Exchange Commission (“SEC”) under Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  SOG is not a reporting company under Section 12(g) of the Exchange Act. SOG’s Sec file number is 333-151300.

(c)

SOG is a “shell” corporation as defined in Rule 12b-2 of the Exchange Act.

(d)

SOG’s common stock is quoted on the OTC Markets, symbol SRSG. The is no active trading in SOG’s common stock.

(e)

SOG is current in its filings under Section 15(d) of the Exchange Act.  SOG’s SEC filings are available for review in the SEC’s EDGAR system.

(f)

Mark Scharmann is the sole officer and director of SOG.

(g)

A total of 3,181,005 shares if SOG’s common stock are issued and outstanding. Mark Scharmann is the legal and beneficial owner of approximately 3,061,553 of the outstanding shares.

(h)

SOG’s transfer agent is New Horizon Transfer, Inc.

(i)

SOG has recently appointed Heaton & Company PLLC, (dba Pinnacle Accountancy Group of Utah) as its independent registered accounting firm.

(j)

SOG will make available to HBI in and all information about SOG as requested by HBI.

5.

Form 8-K for LOI.  Upon the execution of this LOI, SOG intends to file a Form 8-K with the SEC announcing the execution of this LOI.

6.

Post Closing Management. In connection with the Closing of the Transaction, the current sole officer and director of SOG will remain as an officer and director of SOG until such time as additional officers and directors are appointed or elected.

7.

Post-Closing Form 8-K.  The Parties acknowledge that not later than four (4) days after the Closing of the Transaction, SOG is required to file a Form 8-K with the SEC disclosing the Transaction and other matters.  HBI acknowledges that the officers and directors of SOG who are appointed to such positions in connection with the Closing, will be responsible for such Super Form 8-K filing.  HBI will, prior to Closing, work with SOG to prepare a Super Form 8-K for filing.

8.

Financial Information.  HBI has discussed with its accountants, consultants and attorneys, the post-closing financial statement filing requirements, including any financial statements of HBI that must be included in the Super Form 8-K.  HBI will have available for timely filing with SEC, any financial statements required to be filed.  SOG makes no representations and provides no advice to HBI as to the post-closing financial statement requirements.

9.

Funding.  SOG believes it will be able to obtain a commitment for certain funding from ------------ prior to Closing of the Transaction.  A general and preliminary description of the ---------- funding is set forth on Exhibit B attached hereto.  HBI acknowledges it has reviewed and approved current drafts of the ----------- financing documents provided to SOG.  SOG will provide to HBI all future documentation and proposed documentation between SOG and ---------------.

10.

Expenses. Each Party shall pay its own legal, accounting and other expenses in connection with the Asset Purchase.

11.

Conduct of Business of Prior to Closing.  Until consummation or termination of the contemplated Transaction, each Party will conduct business only in the ordinary course and no material Assets of HBI shall be sold, encumbered, hypothecated or disposed of except in the ordinary course of business and only with the written consent of the other Party which consent will not be unreasonably withheld.  The Parties agree that SOG shall continue its efforts to obtain the --------------- funding.

12.     Miscellaneous Provisions.

(a)     On or before the Closing Date, each Party will have received all permits, authorizations, regulatory approvals and third party consents necessary for the consummation of the Transaction, and all applicable legal requirements shall have been satisfied.

(b)     The Transaction shall be consummated, and the Agreement shall be executed as soon as practicable.

(c)     Before Closing, the Board of Directors of SOG shall have approved the Transaction and the Agreement.  Prior to the Closing, the Board of Directors and stockholders of HBI shall have approved the Agreement and the Transaction.

(d)     All notices or other information deemed required or necessary to be given to any of the parties shall be given at the addresses set forth on page 1 of this letter.

(e)     No agent, broker, investment banker, person or firm is acting on behalf of the Parties or under their authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with any of the transactions contemplated herein.

(f)     The Agreement shall contain customary and usual indemnification, hold harmless provisions and investment representation language.

(g)     Except where the laws of another jurisdiction are necessarily applicable, the transactions which are contemplated herein and the legal relationships among the parties hereto, to the extent permitted, shall be governed by and construed in accordance with the laws (except for conflict of law provisions) of the State of Utah. Any action brought by either party against the other concerning the transactions contemplated by this Agreement, the Note or any other agreement, certificate, instrument or document contemplated hereby shall be brought only in the state courts of Utah or in the federal courts located in the State of Utah

13.     Counterparts. This LOI may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement. This Agreement, once executed by a Party, may be delivered to the other Party by email or facsimile transmission of a copy of this Agreement bearing the signature of the Party so delivering this Agreement.

14.     Amendments. Subject to applicable law, this LOI and any attachments hereto may be amended only by an instrument in writing signed by an officer or authorized representative of each of the Parties hereto.

15.     Waiver. No purported waiver by any Party of any default by any other party of any term, covenant or condition contained herein shall be deemed to be waiver of such term, covenant or condition unless the waiver is in writing and signed by the waiving Party. No such waiver shall in any event be deemed a waiver of any subsequent default under the same or any other term, covenant or condition contained herein.

16.     Entire Agreement. This LOI, together with the exhibits or other documents given or delivered pursuant hereto, sets forth the entire understanding among the parties concerning the subject matter of this LOI and incorporates all prior negotiations and understandings. There are no covenants, promises, agreements, conditions or understandings, either oral or written, between them relating to the subject matter of this LOI other than those set forth herein. No alteration, amendment, change or addition to this LOI shall be binding upon either Party unless in writing and signed by the Party to be charged.

17.     Joint Preparation. This LOI has been negotiated and prepared jointly by the parties hereto and any uncertainty or ambiguity existing herein, if any, shall not be interpreted against any Party, but shall be interpreted according to the applicable rules of interpretation for arm's length agreements.

18.     Partial Invalidation. If any term, covenant or condition in this LOI or the application thereof to any party, person or circumstance shall be invalid or unenforceable, the remainder of this LOI or the application of such term, covenant or condition to persons or circumstances, other than those as to which it is held invalid, shall be unaffected thereby and each term, covenant or condition of this LOI shall be valid and enforced to the fullest extent permitted by law.

19.

Exclusivity  For a period of 60 days from the date this LOI is executed by both Parties, neither Party will, directly or indirectly, other than as contemplated by this LOI, (i) solicit, initiate or encourage any inquiries, discussions or proposals from any other person or entity relating to a possible acquisition of any part of the business or of the capital stock, securities or assets of such Party, (ii) continue, solicit, encourage or enter into negotiations or discussions relating to any such possible acquisition, (iii) furnish to any other person or entity any information (not already in the public domain) relating to the such Party or the Transaction contemplated hereby, except as required by applicable law, or (iv) enter into or consummate any agreement or understanding providing for any such possible acquisition.

SOG agrees to inform HBI within a reasonable period of time following the failure to obtain the necessary ----------- funding, and such notice will terminate the exclusivity period described herein.

20.     Public Announcement.  The Parties mutually agree that neither Party shall issue any press release or make any public announcement of the this LOI and the proposed Transaction or any other matter which is the subject of this LOI or any subsequent definitive Agreement without the prior consent of the other Party, except where a public announcement is required by law as reasonably determined by such Party or is in connection with such party's enforcement of its rights or remedies hereunder or there under for any breach by the other party. Notwithstanding the foregoing, (i) the Parties acknowledge that upon signing this LOI, SOG shall file a Form 8-K with the SEC describing the material terms of the LOI and HBI hereby consents to such filing and (ii) the Parties acknowledge that upon signing the Agreement, SOG shall file a Form 8-K with the SEC describing the material terms of the Agreement and HBI hereby consents to such filing.

HBI consents to SOG providing this LOI and other information it receives from HBI to ------------ and Edge.

21.     Consents.  The Parties will cooperate with one another and proceed, as promptly as is reasonably practicable, to seek to obtain all necessary consents and approvals from lenders, shareholders,

landlords and other third parties and to endeavor to comply with all other legal or contractual requirements for or preconditions to the execution and consummation of the Transaction and the Agreement.

22.      Efforts.  Each Party will negotiate in good faith and use their commercially reasonable efforts to arrive at a mutually acceptable definitive Agreement for approval, execution and delivery on the earliest reasonably practicable date.  The Parties will thereupon use their commercially reasonable efforts to affect the Closing and to proceed with the Transaction contemplated by this LOI as promptly as is reasonably practicable.

23.

Compliance with Applicable Securities Laws.  In connection with any offer and issuance of equity or debt securities by SOG, SOG shall comply with all applicable federal and state securities laws, rules and regulations.

24.

No Binding Agreement. This LOI reflects the intention of the Parties, but for the avoidance of doubt neither this LOI nor its acceptance shall give rise to any legally binding or enforceable obligation on any Party, except with regard to Sections 10, 19, 20 and 21.  No contract or agreement providing for any transaction involving the Assets shall be deemed to exist between the Parties unless and until a final definitive agreement has been executed and delivered.

25.

Notice.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by  confirmed telex, e-mail or facsimile if sent during normal business hours of the recipient,  if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent as follows:

If to SOG:

Sears Oil and Gas Corporation

1661 Lakeview Circle

Ogden, UT 84403

Attn:  Mark Scharmann

E-mail:  markscharm@comcast.net

If to HBI:

Ryan Dolder, CEO

Human Brands International, Inc.

810 7th Street NE, #B-274

Washington, D.C. 20002

email: rdolder@humanbrandsinc.com

or to such other address or as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith

Conclusion

The Letter of Intent shall automatically terminate ten (10) days after the date hereof unless accepted by HBI and, after acceptance, shall terminate on September 30, 2018, unless extended by the written agreement of the Parties hereto.  Upon termination, neither party shall have any further obligation to the other under this agreement.  However, such termination shall have no effect on the obligations created by any promissory note or other document heretofore or hereafter executed by the parties hereto.

This LOI sets forth our understanding of the proposed terms of the transaction and is not a binding agreement on either party.  If it represents your understanding of the terms of our preliminary agreement, please sign on the below-designated line and send us a copy.

Sears Oil and Gas Corporation

By____________________________

Mark Scharmann, President

Accepted this ______ day of July 2018

Human Brands International, Inc.

By_____________________________

Ryan Dolder, CEO